PROSHARES TRUST
ProShares Bitcoin ETF (BITO)
ProShares Bitcoin & Ether Equal Weight ETF (BETE)
ProShares Bitcoin & Ether Market Cap Weight ETF (BETH)
ProShares Ether ETF (EETH)
ProShares Short Bitcoin ETF (BITI)
ProShares Short Ether ETF (SETH)
ProShares Ultra Bitcoin ETF (BITU)
ProShares Ultra Ether ETF (ETHT)
ProShares UltraShort Bitcoin ETF (SBIT)
ProShares UltraShort Ether ETF (ETHD)
(each a “Fund” and collectively the “Funds”)
Supplement dated May 26, 2026
to each Fund’s Statutory Prospectus
(each dated September 26, 2025, as supplemented or amended)
* * * * *
Effective immediately, the following is added to the “Crypto Futures” disclosure in each Fund’s Principal Investment Strategies in the section entitled “Investment Objectives, Principal Investment Strategies and Related Risks”:
Coinbase Bitcoin Futures commenced trading on the Coinbase Derivatives trading platform on June 5, 2023, under the ticker symbol “BTI.” Coinbase Bitcoin Futures are cash-settled in U.S. dollars, based on the MarketVector Coinbase Bitcoin Benchmark Rate. The MarketVector Coinbase Bitcoin Benchmark Rate is a volume-weighted composite of U.S. dollar-bitcoin trading activity on the Coinbase digital asset exchange. The Coinbase digital asset exchange implements policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, the Coinbase digital asset exchange complies with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.
Coinbase Ether Futures commenced trading on the Coinbase Derivatives trading platform on June 5, 2023, under the ticker symbol “ETI.” Coinbase Ether Futures are cash-settled in U.S. dollars, based on the MarketVector Coinbase Ethereum Benchmark Rate. The MarketVector Coinbase Ethereum Benchmark Rate is a volume-weighted composite of U.S. dollar-ether trading activity on the Coinbase digital asset exchange. The Coinbase digital asset exchange implements policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, the Coinbase digital asset exchange complies with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.
For more information, please contact ProShares Trust at 1-866-776-5125
Please retain this supplement for future reference.